Exhibit 99.1

                                                                                                                                         ***FOR IMMEDIATE RELEASE***

For:  ZIONS BANCORPORATION                                                                                                                                                                                                 Contact: James Abbott
One South Main, 15th Floor                                                                                                                                                                                                              Tel: (801) 524-4787
Salt Lake City, Utah                                                                                                                                                                                                                           October 19, 2009
Harris H. Simmons
Chairman/Chief Executive Officer

ZIONS BANCORPORATION REPORTS 2009 THIRD QUARTER RESULTS
SHOWING STABILITY OF UNDERLYING EARNINGS POWER

SALT LAKE CITY, October 19, 2009 – Zions Bancorporation (Nasdaq: ZION) (“Zions” or “the Company”) today reported a third quarter net loss applicable to common shareholders of $179.5 million or $1.41 per diluted share, compared to a net loss of $40.7 million or $0.35 per diluted share for the second quarter of 2009.

Third Quarter 2009 Highlights
Positives:

•
Strong net interest margin of 3.91%, after negative impacts related to the prior quarter’s modification of subordinated debt, and conversion this quarter of some of this modified subordinated debt to preferred stock.

•
Build-up of the allowance for loan losses to a ratio to net loans of 3.61% compared to 3.08% in second quarter; ratio of total allowance and reserve for credit losses to net loans increased to 3.86% compared to 3.23% in second quarter.

•	Average noninterest-bearing demand deposits increased $0.7 billion or 27.4% annualized to $11.4 billion from second quarter.

•	Acquisition of the failed Vineyard Bank with FDIC assistance, which resulted in a pretax acquisition related gain of $146.2 million.

Continuing challenges:

•	Net loan charge-offs of $381.3 million compared to $347.5 million in second quarter.

•	Nonperforming lending related assets of $2.2 billion (excluding FDIC-supported assets); ratio to net loans and other real estate owned of 5.40% compared to 4.68% in second quarter.

•	Credit-related impairment losses on CDO securities of $56.5 million compared to $42.0 million in second quarter.

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ZIONS BANCORPORATION
Press Release – Page 2
October 19, 2009

“Results from the third quarter were mixed. We again augmented our capital, reserves, and liquidity positions, even as we saw some signs of stabilization in some geographies and markets; however, we believe the economy remains fragile and therefore we continue to exercise caution,” said Harris H. Simmons, chairman and chief executive officer. Mr. Simmons continued, “We are again encouraged with the continued stability of our core pretax, preprovision earnings of approximately $1 billion, which together with our actions to augment capital, reserves, and liquidity, position the Company to continue weathering an uncertain economic environment.”

Asset Quality
The provision for loan losses was $565.9 million for the third quarter of 2009 compared to $762.7 million for the second quarter of 2009 and $156.6 million for the third quarter of 2008. When combined with the provision for unfunded lending commitments, the total provision for credit losses was $221.2 million in excess of net loan and lease charge-offs. The provision exceeded losses as a result of a moderate increase in troubled assets and greater loss severity, and after the Company completed its implementation of loss migration factors that are more weighted toward recent loss experience.

The allowance for loan losses as a percentage of net loans and leases excluding FDIC-supported assets was 3.61% at September 30, 2009 compared to 3.08% at June 30, 2009 and 1.46% at September 30, 2008. The combined allowance for loan losses and reserve for unfunded lending commitments was $1,529.9 million, or 3.86% of net loans and leases excluding FDIC-supported assets at September 30, 2009, compared to 3.23% at June 30, 2009 and 1.52% at September 30, 2008.

Nonperforming lending related assets were $2,171.0 million at September 30, 2009 ($2,770.3 million including FDIC-supported assets) compared to $1,922.6 million at June 30, 2009 and $922.3 million at September 30, 2008. The ratio of nonperforming lending related assets excluding FDIC-supported assets to net loans, leases and other real estate owned was 5.40% at September 30, 2009 compared to 4.68% at June 30, 2009 and 2.19% at September 30, 2008.

Net loan and lease charge-offs for the third quarter of 2009 were $381.3 million or 3.79% annualized of

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ZIONS BANCORPORATION
Press Release – Page 3
October 19, 2009

average loans excluding FDIC-supported assets. This compares with $347.5 million or 3.39% annualized of average loans excluding FDIC-supported assets for the second quarter of 2009 and $95.3 million or 0.91% annualized of average loans for the third quarter of 2008. The second quarter charge-offs included one credit for $47.5 million, on which a substantial recovery is expected. The majority of the sequential quarterly increase was due to construction loans.

Capital and Financing Actions
On August 27, 2009, the Company completed the sale of $250 million of common stock that was announced June 1, 2009. For the third quarter of 2009, 7,655,267 shares of this issuance were sold for $123.5 million (average price of $16.13). On September 17, 2009, the Company commenced the sale of another $250 million of common stock. As of September 30, 2009, 3,671,000 shares of this issuance were sold for $67.2 million (average price of $18.31). Net of commissions and fees, these common equity distribution programs added $187.5 million to tangible common equity during the quarter.

On September 23, 2009, the Company issued $450 million of 7.75% unsecured senior notes due September 23, 2014 at a price of 86.888%. Issuance of these notes added approximately $387 million to the Parent’s cash balance, which was $859 million at September 30, 2009.

During the third quarter of 2009, and as a result of the subordinated debt modifications previously announced, $27.8 million of subordinated debt was converted into shares of the Company’s Series C preferred stock. This conversion accelerated the discount amortization, resulting in a $9.0 million increase to interest expense in the third quarter of 2009.

The tangible common equity ratio was 5.43% at September 30, 2009 compared to 5.66% at June 30, 2009 and 6.05% at September 30, 2008. The change from the second quarter reflects the impact of the common stock issuances and acquisition related gains, offset by the effect of operating items, including the provisions for credit losses and impairment losses on securities. The estimated Tier 1 common to risk-weighted assets ratio was 6.10% at September 30, 2009 and was 6.08% at June 30, 2009.

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ZIONS BANCORPORATION
Press Release – Page 4
October 19, 2009

Acquisition Related Gains
As previously disclosed, on July 17, 2009, the Company’s California Bank & Trust subsidiary acquired the failed Vineyard Bank from the FDIC as receiver. Prior to purchase accounting adjustments, Vineyard had approximately $1.6 billion of assets, including $1.4 billion of loans, $1.5 billion of deposits, and 16 branches, mostly located in the Inland Empire area of Southern California. The loans were acquired under a loss sharing agreement with the FDIC. During the third quarter of 2009, the Company recognized acquisition related gains of $146.2 million.

Loans
Net loans and leases of $41.7 billion at September 30, 2009 increased approximately $0.3 billion or 2.6% annualized from $41.4 billion at June 30, 2009, and were essentially unchanged from $41.7 billion at September 30, 2008. Excluding FDIC-supported assets, net loans and leases decreased approximately $0.9 billion or 8.7% annualized to $39.6 billion from $40.5 billion at June 30, 2009 and decreased $2.1 billion, or 5.0% from the balance one year ago. The net decrease from June 30, 2009 was primarily in the construction and land development, and commercial and industrial loan portfolios.

Deposits
Average total deposits for the third quarter of 2009, which included the effect of the Vineyard Bank acquisition, increased $0.4 billion or 3.6% annualized to $43.3 billion compared to $42.9 billion for the second quarter of 2009, and increased $6.0 billion or 16.2% compared to $37.3 billion for the third quarter of 2008. Average noninterest-bearing demand deposits increased $0.7 billion or 27.4% annualized to $11.4 billion compared to $10.7 billion for the second quarter of 2009.

Net Interest Income
The net interest margin was 3.91% for the third quarter of 2009 compared to 4.09% for the second quarter of 2009 and 4.13% for the third quarter of 2008. The net interest margin for the second quarter of 2009 was favorably impacted by 0.07% due to the amortization of the gain on the terminated fair value swaps related to the modified subordinated debt, which did not recur in the third quarter. The net interest margin for the third quarter of 2009 was unfavorably impacted by 0.13% for the discount amortization

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ZIONS BANCORPORATION
Press Release – Page 5
October 19, 2009

on the modified subordinated debt and an additional 0.07% for the conversion of subordinated debt to Series C preferred stock. During the third quarter of 2009, the net interest margin was helped by strong pricing on new loans, reduced rates on interest-bearing deposit accounts, and the previously mentioned growth of noninterest-bearing demand deposits.

Investment Securities
During the third quarter of 2009, the Company recognized credit-related net impairment losses on CDOs of $56.5 million, or $0.27 per diluted share, compared to $42.0 million during the second quarter of 2009. Both the credit-related net impairment losses and OCI noncredit-related losses reflected a change in the assumptions used to estimate future bank failures, which directly impacted the fair value of the Company’s pooled trust preferred securities. As the credit cycle has progressed, more deferral/default data has become available on the underlying collateral, allowing the Company to use a proprietary multivariate prediction analysis in lieu of previous reliance on “LACE” ratings to estimate nonpublic bank failures. Backtesting shows a significantly stronger statistical ability to predict bank failures than the prior analysis.

The primary impairment of the securities portfolio in the third quarter is related to CDOs where the underlying collateral is predominantly from banking institutions. These bank CDOs comprise $2.2 billion of the $2.7 billion par amount of the bank and insurance CDO portfolio. Below is a table showing the Company’s current CDO concentration by original rating (e.g. 52% of the current $2.2 billion was originally rated AAA). The impairment charges taken during the third quarter stem primarily from the original single A rated CDOs, which had a carrying value at 37% of par at September 30, 2009, and to a lesser degree the original BBB rated CDOs, which had a carrying value at 25% of par. The original AAA rated CDOs had a carrying value at 69% of par at September 30, 2009.

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ZIONS BANCORPORATION
Press Release – Page 6
October 19, 2009

(In millions)

	September 30, 2009				% of carrying		Change
Original	Par		Carrying value		value to par		9/30/09
ratings	Amount	%	Amount	%	9/30/09	6/30/09	vs 6/30/09

AAA	$1,153	52%	$798	68%	69%	70%	-1%
A	949	43%	353	30%	37%	49%	-12%
BBB	113	5%	28	2%	25%	39%	-14%
	$2,215	100%	$1,179	100%	53%	59%	-6%

Noninterest Income
Noninterest income for the third quarter of 2009 was $270.7 million compared to $585.3 million for the second quarter of 2009 and $89.6 million for the third quarter of 2008. The decline for the third quarter of 2009 was due to unusual items in both the second and third quarters of 2009, including acquisition related gains of $146.2 million and fair value and nonhedge derivative income of $58.1 million in the third quarter, while the second quarter included $466.3 million of gains on swap termination and debt modification.

Fair value and nonhedge derivative income increased by $37.8 million to $58.1 million during the third quarter of 2009 compared to $20.3 million during the second quarter of 2009 mainly due to the recognition of hedge ineffectiveness primarily on cash flow hedges of floating rate loans. Interest rate swaps became ineffective as loan pools paid down or renewed with wider spreads.

Noninterest Expense
Noninterest expense for the third quarter of 2009 was $434.7 million compared to $419.5 million for the second quarter of 2009 and $372.3 million for the third quarter of 2008. FDIC premiums were $19.8 million for the third quarter of 2009 compared to $42.3 million for the second quarter of 2009; the second quarter premiums included a special assessment of $24.2 million. The provision for unfunded lending commitments increased to $36.5 million during the third quarter of 2009 compared to $7.9 million during the second quarter of 2009, primarily due to the Company’s implementation of loss migration factors that are more weighted toward recent loss experience.

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ZIONS BANCORPORATION
Press Release – Page 7
October 19, 2009

Conference Call
Zions will host a conference call to discuss these third quarter results at 5:30 p.m. ET this afternoon (October 19, 2009). Media representatives, analysts and the public are invited to listen to this discussion by calling 1-888-455-2308 (international: 719-457-1036) and entering the passcode 1851542, or via on-demand webcast. A link to the webcast will be available on the Zions Bancorporation Web site at www.zionsbancorporation.com. A replay of the call will be available from 8:30 p.m. ET on Monday, October 19, 2009, until midnight ET on Monday, October 26, 2009, by dialing 1-888-203-1112 (international: 719-457-0820) and entering the passcode 1851542. The webcast of the conference call will also be archived and available for 30 days.

About Zions Bancorporation
Zions Bancorporation is one of the nation’s premier financial services companies, consisting of a collection of great banks in select high growth markets. Zions operates its banking businesses under local management teams and community identities through approximately 500 offices in ten Western and Southwestern states: Arizona, California, Colorado, Idaho, Nevada, New Mexico, Oregon, Texas, Utah and Washington. The Company is a national leader in Small Business Administration lending and public finance advisory services. In addition, Zions is included in the S&P 500 and NASDAQ Financial 100 indices. Investor information and links to subsidiary banks can be accessed at www.zionsbancorporation.com.

Forward-Looking Information
Statements in this earnings release that are based on other than historical data are forward-looking, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties and actual results may differ materially from those presented, either expressed or implied, in this news release. Factors that might cause such differences include, but are not limited to: the Company’s ability to successfully execute its business plans and achieve its objectives; changes in general economic and

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ZIONS BANCORPORATION
Press Release – Page 8
October 19, 2009

financial market conditions, either internationally, nationally or locally in areas in which the Company conducts its operations, including changes in securities markets and valuations in structured securities and other assets; changes in governmental policies and programs resulting from general economic and financial market conditions; changes in interest and funding rates; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; increased competitive challenges and expanding product and pricing pressures among financial institutions; legislation or regulatory changes which adversely affect the Company’s operations or business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Zions Bancorporation’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov).

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 9
FINANCIAL HIGHLIGHTS
(Unaudited)

	Three Months Ended			Nine Months Ended
(In thousands, except per share and ratio data)	September 30,			September 30,
	2009	2008	% Change	2009	2008	% Change
EARNINGS
Taxable-equivalent net interest income	$482,005	$497,822	(3.18)%	$1,462,107	$1,480,946	(1.27)%
Taxable-equivalent revenue	752,745	587,432	28.14%	2,172,929	1,753,928	23.89%
Net interest income	476,050	492,003	(3.24)%	1,444,513	1,463,204	(1.28)%
Noninterest income	270,740	89,610	202.13%	710,822	272,982	160.39%
Provision for loan losses	565,930	156,606	261.37%	1,626,208	363,080	347.89%
Noninterest expense	434,707	372,276	16.77%	1,230,381	1,076,796	14.26%
Impairment loss on goodwill	-	-		633,992	-
Income (loss) before income taxes	(253,847)	52,731	(581.40)%	(1,335,246)	296,310	(550.62)%
Income taxes (benefit)	(98,565)	11,214	(978.95)%	(284,531)	83,147	(442.20)%
Net income (loss)	(155,282)	41,517	(474.02)%	(1,050,715)	213,163	(592.92)%
Net income (loss) applicable to noncontrolling interests	(2,394)	3,757	(163.72)%	(4,143)	(3,544)	(16.90)%
Net income (loss) applicable to controlling interest	(152,888)	37,760	(504.89)%	(1,046,572)	216,707	(582.94)%
Net earnings (loss) applicable to common shareholders	(179,491)	33,351	(638.19)%	(1,072,490)	207,391	(617.13)%

PER COMMON SHARE
Net earnings (loss) (diluted)	(1.41)	0.31	(554.84)%	(8.99)	1.93	(565.80)%
Dividends	0.01	0.43	(97.67)%	0.09	1.29	(93.02)%
Book value per common share				29.16	45.78	(36.30)%

SELECTED RATIOS
Return on average assets	(1.13)%	0.28%		(2.57)%	0.54%
Return on average common equity	(17.19)%	2.59%		(32.88)%	5.42%
Efficiency ratio	57.75%	63.37%		56.62%	61.39%
Net interest margin	3.91%	4.13%		3.97%	4.18%

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 10
FINANCIAL HIGHLIGHTS (Continued)
(Unaudited)

	Three Months Ended			Nine Months Ended
(In thousands, except share and ratio data)	September 30,			September 30,
	2009	2008	% Change	2009	2008	% Change
AVERAGE BALANCES
Total assets	$53,600,060	$54,279,760	(1.25)%	$54,350,039	$53,498,514	1.59%
Total interest-earning assets	48,950,422	47,984,725	2.01%	49,181,065	47,349,240	3.87%
Securities	4,758,872	4,582,727	3.84%	4,718,345	4,928,877	(4.27)%
Net loans and leases	42,135,431	41,824,097	0.74%	41,979,236	40,467,491	3.74%
Goodwill	1,017,387	2,009,509	(49.37)%	1,227,331	2,009,501	(38.92)%
Core deposit and other intangibles	126,614	132,167	(4.20)%	126,380	138,711	(8.89)%
Total deposits	43,349,431	37,321,656	16.15%	42,816,766	36,898,398	16.04%
Shareholders’ equity:
Preferred equity	1,514,675	282,500	436.17%	1,561,776	254,270	514.22%
Common equity	4,142,749	5,123,399	(19.14)%	4,361,059	5,106,750	(14.60)%
Noncontrolling interests	22,810	29,949	(23.84)%	25,248	29,292	(13.81)%

Weighted average common and common-
equivalent shares outstanding	127,581,404	108,497,464	17.59%	119,247,925	107,333,422	11.10%

AT PERIOD END
Total assets				$53,403,672	$53,974,168	(1.06)%
Total interest-earning assets				48,711,261	47,656,065	2.21%
Securities				4,500,906	4,755,359	(5.35)%
Net loans and leases				41,673,036	41,735,598	(0.15)%
Allowance for loan losses				1,432,715	609,433	135.09%
Reserve for unfunded lending commitments				97,225	23,574	312.42%
Goodwill				1,017,385	2,009,504	(49.37)%
Core deposit and other intangibles				123,551	133,989	(7.79)%
Total deposits				43,007,981	38,590,901	11.45%
Shareholders’ equity:
Preferred equity				1,524,722	286,949	431.36%
Common equity				3,977,633	5,279,078	(24.65)%
Noncontrolling interests				21,533	30,288	(28.91)%

Common shares outstanding				136,398,089	115,302,598	18.30%

Average equity to average assets	10.60%	10.01%		10.94%	10.08%
Common dividend payout	na	138.44%		na	66.72%
Tangible common equity ratio				5.43%	6.05%
Tangible equity ratio				8.39%	6.66%

Nonperforming assets, excluding FDIC-supported assets				$2,171,014	$922,339	135.27%
Ratio of nonperforming assets, excluding FDIC-supported
assets, to net loans and leases and other real estate owned				5.40%	2.19%
Accruing loans past due 90 days or more, excluding
FDIC-supported assets				$186,519	$97,831	90.65%

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 11
FINANCIAL HIGHLIGHTS (Continued)
(Unaudited)

	Three Months Ended
(In thousands, except per share and ratio data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008
EARNINGS
Taxable-equivalent net interest income	$482,005	$499,432	$480,670	$514,422	$497,822
Taxable-equivalent revenue	752,745	1,084,776	335,408	432,132	587,432
Net interest income	476,050	493,688	474,775	508,442	492,003
Noninterest income	270,740	585,344	(145,262)	(82,290)	89,610
Provision for loan losses	565,930	762,654	297,624	285,189	156,606
Noninterest expense	434,707	419,469	376,205	398,167	372,276
Impairment loss on goodwill	-	-	633,992	353,804	-
Income (loss) before income taxes	(253,847)	(103,091)	(978,308)	(611,008)	52,731
Income taxes (benefit)	(98,565)	(34,239)	(151,727)	(126,512)	11,214
Net income (loss)	(155,282)	(68,852)	(826,581)	(484,496)	41,517
Net income (loss) applicable to noncontrolling interests	(2,394)	(1,209)	(540)	(1,520)	3,757
Net income (loss) applicable to controlling interest	(152,888)	(67,643)	(826,041)	(482,976)	37,760
Net earnings (loss) applicable to common shareholders	(179,491)	(40,672)	(852,327)	(498,084)	33,351

PER COMMON SHARE
Net earnings (loss) (diluted)	(1.41)	(0.35)	(7.47)	(4.37)	0.31
Dividends	0.01	0.04	0.04	0.32	0.43
Book value per common share	29.16	32.50	34.39	42.65	45.78

SELECTED RATIOS
Return on average assets	(1.13)%	(0.50)%	(6.05)%	(3.52)%	0.28%
Return on average common equity	(17.19)%	(4.06)%	(70.07)%	(38.77)%	2.59%
Efficiency ratio	57.75%	38.67%	112.16%	92.14%	63.37%
Net interest margin	3.91%	4.09%	3.93%	4.20%	4.13%

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 12
FINANCIAL HIGHLIGHTS (Continued)
(Unaudited)

	Three Months Ended
(In thousands, except share and ratio data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008
AVERAGE BALANCES
Total assets	$53,600,060	$54,070,154	$55,399,675	$54,546,364	$54,279,760
Total interest-earning assets	48,950,422	49,018,640	49,581,062	48,708,673	47,984,725
Securities	4,758,872	4,907,115	4,486,050	4,516,559	4,582,727
Net loans and leases	42,135,431	41,910,940	41,888,624	41,769,536	41,824,097
Goodwill	1,017,387	1,017,382	1,654,222	1,720,536	2,009,509
Core deposit and other intangibles	126,614	125,768	126,759	130,703	132,167
Total deposits	43,349,431	42,958,798	42,128,652	39,580,867	37,321,656
Shareholders’ equity:
Preferred equity	1,514,675	1,587,752	1,583,659	961,072	282,500
Common equity	4,142,749	4,016,134	4,932,977	5,110,430	5,123,399
Noncontrolling interests	22,810	25,268	27,720	28,751	29,949

Weighted average common and common-
equivalent shares outstanding	127,581,404	115,908,127	114,106,164	114,065,100	108,497,464

AT PERIOD END
Total assets	$53,403,672	$52,874,957	$54,545,012	$55,092,791	$53,974,168
Total interest-earning assets	48,711,261	48,024,659	49,267,000	49,071,281	47,656,065
Securities	4,500,906	4,920,445	4,800,957	4,509,308	4,755,359
Net loans and leases	41,673,036	41,399,533	41,932,315	41,658,738	41,735,598
Allowance for loan losses	1,432,715	1,248,055	832,878	686,999	609,433
Reserve for unfunded lending commitments	97,225	60,688	52,761	50,934	23,574
Goodwill	1,017,385	1,017,385	1,034,465	1,651,377	2,009,504
Core deposit and other intangibles	123,551	121,675	124,585	125,935	133,989
Total deposits	43,007,981	42,644,172	43,307,233	41,316,496	38,590,901
Shareholders’ equity:
Preferred equity	1,524,722	1,491,730	1,587,027	1,581,834	286,949
Common equity	3,977,633	4,066,202	3,965,979	4,919,862	5,279,078
Noncontrolling interests	21,533	24,021	26,828	27,320	30,288

Common shares outstanding	136,398,089	125,095,328	115,335,668	115,344,813	115,302,598

Average equity to average assets	10.60%	10.41%	11.81%	11.18%	10.01%
Common dividend payout	na	na	na	na	138.44%
Tangible common equity ratio	5.43%	5.66%	5.26%	5.89%	6.05%
Tangible equity ratio	8.39%	8.59%	8.28%	8.91%	6.66%

Nonperforming assets, excluding FDIC-supported assets	$2,171,014	$1,922,557	$1,647,913	$1,138,375	$922,339
Ratio of nonperforming assets, excluding FDIC-supported
assets, to net loans and leases and other real estate owned	5.40%	4.68%	3.96%	2.71%	2.19%
Accruing loans past due 90 days or more, excluding
FDIC-supported assets	$186,519	$178,300	$88,035	$129,567	$97,831

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 13
CONSOLIDATED BALANCE SHEETS
	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands, except share amounts)	2009	2009	2009	2008	2008
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
ASSETS
Cash and due from banks	$992,940	$1,229,205	$1,321,972	$1,475,976	$1,441,957
Money market investments:
Interest-bearing deposits and commercial paper	2,234,337	1,005,060	1,952,555	2,332,759	568,875
Federal funds sold	44,056	390,619	13,277	83,451	274,129
Security resell agreements	52,539	57,476	305,111	286,707	170,009
Investment securities:
Held-to-maturity, at adjusted cost (approximate fair value
$835,814, $891,186, $1,361,460, $1,443,555, and $1,587,006)	877,105	937,942	1,648,971	1,790,989	1,917,354
Available-for-sale, at fair value	3,547,092	3,903,895	3,086,788	2,676,255	2,792,236
Trading account, at fair value (includes $0, $0, $0, $538,
and $531 transferred as collateral under repurchase agreements)	76,709	78,608	65,198	42,064	45,769
	4,500,906	4,920,445	4,800,957	4,509,308	4,755,359

Loans held for sale	206,387	251,526	262,785	200,318	152,095

Loans:
Loans and leases excluding FDIC-supported assets	39,782,240	40,654,802	41,220,610	41,791,237	41,876,371
FDIC-supported assets	2,025,425	874,773	836,454	-	-
	41,807,665	41,529,575	42,057,064	41,791,237	41,876,371
Less:
Unearned income and fees, net of related costs	134,629	130,042	124,749	132,499	140,773
Allowance for loan losses	1,432,715	1,248,055	832,878	686,999	609,433
Loans and leases, net of allowance	40,240,321	40,151,478	41,099,437	40,971,739	41,126,165

Other noninterest-bearing investments	1,061,464	1,046,131	1,051,956	1,044,092	1,170,367
Premises and equipment, net	698,225	703,613	701,742	687,096	675,480
Goodwill	1,017,385	1,017,385	1,034,465	1,651,377	2,009,504
Core deposit and other intangibles	123,551	121,675	124,585	125,935	133,989
Other real estate owned	359,187	293,857	226,634	191,792	156,817
Other assets	1,872,374	1,686,487	1,649,536	1,532,241	1,339,422
	$53,403,672	$52,874,957	$54,545,012	$55,092,791	$53,974,168

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand	$11,453,247	$11,142,017	$10,517,910	$9,683,385	$9,413,484
Interest-bearing:
Savings and NOW	5,392,096	4,949,711	4,710,899	4,452,919	4,341,873
Money market	17,413,735	17,276,743	18,103,564	16,826,846	14,087,288
Time under $100,000	2,784,593	2,845,893	3,112,864	2,974,566	2,954,116
Time $100,000 and over	3,949,684	4,455,225	4,647,015	4,756,218	4,468,225
Foreign	2,014,626	1,974,583	2,214,981	2,622,562	3,325,915
	43,007,981	42,644,172	43,307,233	41,316,496	38,590,901

Securities sold, not yet purchased	39,360	51,109	39,892	35,657	29,528
Federal funds purchased	1,008,181	1,169,809	1,213,970	965,835	1,179,197
Security repurchase agreements	509,014	565,975	551,686	899,751	734,379
Other liabilities	651,139	597,543	578,768	669,111	649,672
Commercial paper	2,449	1,019	984	15,451	40,493
Federal Home Loan Bank advances and other borrowings:
One year or less	42,962	47,152	429,655	2,039,853	4,690,784
Over one year	18,803	18,882	127,680	128,253	128,855
Long-term debt	2,599,895	2,197,343	2,715,310	2,493,368	2,334,044
Total liabilities	47,879,784	47,293,004	48,965,178	48,563,775	48,377,853

Shareholders’ equity:
Preferred stock, without par value, authorized 3,000,000 shares	1,524,722	1,491,730	1,587,027	1,581,834	286,949
Common stock, without par value; authorized 350,000,000
shares; issued and outstanding 136,398,089, 125,095,328,
115,335,668, 115,344,813, and 115,302,598 shares	2,974,256	2,779,896	2,607,541	2,599,916	2,482,517
Retained earnings	1,487,707	1,668,608	1,713,897	2,433,363	2,968,242
Accumulated other comprehensive income (loss)	(469,112)	(368,164)	(340,727)	(98,958)	(157,305)
Deferred compensation	(15,218)	(14,138)	(14,732)	(14,459)	(14,376)
Controlling interest shareholders’ equity	5,502,355	5,557,932	5,553,006	6,501,696	5,566,027
Noncontrolling interests	21,533	24,021	26,828	27,320	30,288
Total shareholders’ equity	5,523,888	5,581,953	5,579,834	6,529,016	5,596,315
	$53,403,672	$52,874,957	$54,545,012	$55,092,791	$53,974,168

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 14
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended
(In thousands, except per share amounts)	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008
Interest income:
Interest and fees on loans	$586,246	$583,590	$579,852	$650,885	$663,677
Interest on loans held for sale	2,434	3,082	2,756	2,442	1,916
Lease financing	5,125	4,735	4,593	4,999	5,515
Interest on money market investments	1,195	1,543	3,376	7,172	9,267
Interest on securities:
Held-to-maturity – taxable	4,864	9,367	18,908	22,317	21,780
Held-to-maturity – nontaxable	5,806	5,796	6,265	6,396	6,319
Available-for-sale – taxable	23,460	26,982	21,703	28,680	25,044
Available-for-sale – nontaxable	1,830	1,778	1,678	1,711	1,697
Trading account	842	823	571	598	437
Total interest income	631,802	637,696	639,702	725,200	735,652

Interest expense:
Interest on savings and money market deposits	54,554	64,949	74,553	95,717	90,720
Interest on time and foreign deposits	42,780	52,577	62,679	77,806	74,837
Interest on short-term borrowings	2,325	3,661	6,020	20,368	50,164
Interest on long-term borrowings	56,093	22,821	21,675	22,867	27,928
Total interest expense	155,752	144,008	164,927	216,758	243,649

Net interest income	476,050	493,688	474,775	508,442	492,003
Provision for loan losses	565,930	762,654	297,624	285,189	156,606
Net interest income after provision for loan losses	(89,880)	(268,966)	177,151	223,253	335,397

Noninterest income:
Service charges and fees on deposit accounts	54,466	51,833	52,788	52,641	53,695
Other service charges, commissions and fees	39,227	40,291	38,227	40,532	42,794
Trust and wealth management income	8,209	8,750	7,165	8,910	8,865
Capital markets and foreign exchange	12,106	16,311	13,204	15,048	12,257
Dividends and other investment income	2,597	2,684	8,408	16,001	7,042
Loan sales and servicing income	2,359	7,040	5,851	4,420	3,633
Income (loss) from securities conduit	-	(149)	1,235	1,542	336
Fair value and nonhedge derivative income (loss)	58,092	20,316	4,004	(5,819)	(26,155)
Equity securities gains (losses), net	(1,805)	(619)	2,763	(14,125)	12,971
Fixed income securities gains (losses), net	1,900	1,444	195	(1,139)	135
Impairment losses on investment securities:
Impairment losses on investment securities	(198,378)	(71,515)	(165,616)	(196,472)	(28,022)
Noncredit-related losses on securities not expected to
be sold (recognized in other comprehensive income)	141,863	29,546	82,943	-	-
Net impairment losses on investment securities	(56,515)	(41,969)	(82,673)	(196,472)	(28,022)
Valuation losses on securities purchased	-	(11,701)	(200,391)	(7,868)	-
Gains on swap termination and debt modification	-	466,333	-	-	-
Acquisition related gains	146,153	22,977	-	-	-
Other	3,951	1,803	3,962	4,039	2,059
Total noninterest income	270,740	585,344	(145,262)	(82,290)	89,610

Noninterest expense:
Salaries and employee benefits	205,433	202,420	204,161	190,861	208,995
Occupancy, net	28,556	26,651	28,327	29,460	30,552
Furniture and equipment	25,320	24,870	24,999	26,507	24,281
Other real estate expense	30,419	23,748	18,343	40,124	7,126
Legal and professional services	9,076	9,497	8,543	14,774	11,297
Postage and supplies	7,680	8,036	8,410	9,873	9,257
Advertising	4,418	5,678	7,148	10,078	6,782
FDIC premiums	19,820	42,329	14,171	5,745	5,286
Amortization of core deposit and other intangibles	7,575	7,078	6,886	8,055	8,096
Provision for unfunded lending commitments	36,537	7,927	1,827	(577)	(3,264)
Other	59,873	61,235	53,390	63,267	63,868
Total noninterest expense	434,707	419,469	376,205	398,167	372,276

Impairment loss on goodwill	-	-	633,992	353,804	-

Income (loss) before income taxes	(253,847)	(103,091)	(978,308)	(611,008)	52,731
Income taxes (benefit)	(98,565)	(34,239)	(151,727)	(126,512)	11,214
Net income (loss)	(155,282)	(68,852)	(826,581)	(484,496)	41,517
Net income (loss) applicable to noncontrolling interests	(2,394)	(1,209)	(540)	(1,520)	3,757
Net income (loss) applicable to controlling interest	(152,888)	(67,643)	(826,041)	(482,976)	37,760
Preferred stock dividends	(26,603)	(25,447)	(26,286)	(15,108)	(4,409)
Preferred stock redemption	-	52,418	-	-	-
Net earnings (loss) applicable to common shareholders	$(179,491)	$(40,672)	$(852,327)	$(498,084)	$33,351

Weighted average common shares outstanding during the period:
Basic shares	127,581	115,908	114,106	114,065	108,407
Diluted shares	127,581	115,908	114,106	114,065	108,497

Net earnings (loss) per common share:
Basic	$(1.41)	$(0.35)	$(7.47)	$(4.37)	$0.31
Diluted	(1.41)	(0.35)	(7.47)	(4.37)	0.31

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 15
CONSOLIDATED STATEMENTS OF INCOME (Continued)
(Unaudited)

	Nine Months Ended
(In thousands, except per share amounts)	September 30,
	2009	2008
Interest income:
Interest and fees on loans	$1,749,688	$1,995,227
Interest on loans held for sale	8,272	7,632
Lease financing	14,453	17,100
Interest on money market investments	6,114	40,608
Interest on securities:
Held-to-maturity – taxable	33,139	39,965
Held-to-maturity – nontaxable	17,867	18,972
Available-for-sale – taxable	72,145	122,459
Available-for-sale – nontaxable	5,286	5,459
Trading account	2,236	1,277
Total interest income	1,909,200	2,248,699

Interest expense:
Interest on savings and money market deposits	194,056	274,851
Interest on time and foreign deposits	158,036	264,519
Interest on short-term borrowings	12,006	158,507
Interest on long-term borrowings	100,589	87,618
Total interest expense	464,687	785,495

Net interest income	1,444,513	1,463,204
Provision for loan losses	1,626,208	363,080
Net interest income after provision for loan losses	(181,695)	1,100,124

Noninterest income:
Service charges and fees on deposit accounts	159,087	154,347
Other service charges, commissions and fees	117,745	127,137
Trust and wealth management income	24,124	28,842
Capital markets and foreign exchange	41,621	34,850
Dividends and other investment income	13,689	30,361
Loan sales and servicing income	15,250	19,959
Income from securities conduit	1,086	3,960
Fair value and nonhedge derivative income (loss)	82,412	(42,157)
Equity securities gains, net	339	14,918
Fixed income securities gains, net	3,539	1,988
Impairment losses on investment securities:
Impairment losses on investment securities	(435,509)	(107,568)
Noncredit-related losses on securities not expected to
be sold (recognized in other comprehensive income)	254,352	-
Net impairment losses on investment securities	(181,157)	(107,568)
Valuation losses on securities purchased	(212,092)	(5,204)
Gains on swap termination and debt modification	466,333	-
Acquisition related gains	169,130	-
Other	9,716	11,549
Total noninterest income	710,822	272,982

Noninterest expense:
Salaries and employee benefits	612,014	619,640
Occupancy, net	83,534	84,715
Furniture and equipment	75,189	73,629
Other real estate expense	72,510	10,254
Legal and professional services	27,116	30,743
Postage and supplies	24,126	27,582
Advertising	17,244	20,653
FDIC premiums	76,320	14,113
Amortization of core deposit and other intangibles	21,539	25,107
Provision for unfunded lending commitments	46,291	2,044
Other	174,498	168,316
Total noninterest expense	1,230,381	1,076,796

Impairment loss on goodwill	633,992	-

Income (loss) before income taxes	(1,335,246)	296,310
Income taxes (benefit)	(284,531)	83,147
Net income (loss)	(1,050,715)	213,163
Net loss applicable to noncontrolling interests	(4,143)	(3,544)
Net income (loss) applicable to controlling interest	(1,046,572)	216,707
Preferred stock dividends	(78,336)	(9,316)
Preferred stock redemption	52,418	-
Net earnings (loss) applicable to common shareholders	$(1,072,490)	$207,391

Weighted average common shares outstanding during the period:
Basic shares	119,248	107,176
Diluted shares	119,248	107,333

Net earnings (loss) per common share:
Basic	$(8.99)	$1.94
Diluted	(8.99)	1.93

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 16
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
AND COMPREHENSIVE INCOME
(Unaudited)				Accumulated
				other			Total
	Preferred	Common	Retained	comprehensive	Deferred	Noncontrolling	shareholders’
(In thousands, except per share amounts)	stock	stock	earnings	income (loss)	compensation	interests	equity

Balance, December 31, 2008	$1,581,834	$2,599,916	$2,433,363	$(98,958)	$(14,459)	$27,320	$6,529,016
Cumulative effect of change in accounting principle,
adoption of FSP FAS 115-2 and 124-2			137,462	(137,462)			-
Comprehensive loss:
Net loss for the period			(826,041)			(540)	(826,581)
Other comprehensive income (loss), net of tax:
Net realized and unrealized holding losses
on investments and retained interests				(83,553)
Reclassification for net realized losses
on investments recorded in operations				38,862
Noncredit-related impairment losses on
securities not expected to be sold				(49,928)
Accretion of securities with noncredit-related
impairment losses not expected to be sold				896
Net unrealized losses on derivative instruments				(10,584)
Other comprehensive loss				(104,307)			(104,307)
Total comprehensive loss							(930,888)
Dividends on preferred stock	5,193		(26,286)				(21,093)
Net stock issued under employee
plans and related tax benefits		7,625					7,625
Dividends on common stock, $.04 per share			(4,601)				(4,601)
Change in deferred compensation					(273)		(273)
Other changes in noncontrolling interests						48	48
Balance, March 31, 2009	1,587,027	2,607,541	1,713,897	(340,727)	(14,732)	26,828	5,579,834

Comprehensive loss:
Net loss for the period			(67,643)			(1,209)	(68,852)
Other comprehensive income (loss), net of tax:
Net realized and unrealized holding gains
on investments and retained interests				5,041
Reclassification for net realized losses
on investments recorded in operations				24,434
Noncredit-related impairment losses on
securities not expected to be sold				(17,855)
Accretion of securities with noncredit-related
impairment losses not expected to be sold				35
Net unrealized losses on derivative instruments				(39,092)
Other comprehensive loss				(27,437)			(27,437)
Total comprehensive loss							(96,289)
Preferred stock redemption	(100,511)	1,763	52,418				(46,330)
Dividends on preferred stock	5,214		(25,447)				(20,233)
Issuance of common stock		123,741					123,741
Subordinated debt modification		45,326					45,326
Net stock issued under employee
plans and related tax benefits		1,525					1,525
Dividends on common stock, $.04 per share			(4,617)				(4,617)
Change in deferred compensation					594		594
Other changes in noncontrolling interests						(1,598)	(1,598)
Balance, June 30, 2009	1,491,730	2,779,896	1,668,608	(368,164)	(14,138)	24,021	5,581,953

Comprehensive loss:
Net loss for the period			(152,888)			(2,394)	(155,282)
Other comprehensive income (loss), net of tax:
Net realized and unrealized holding losses
on investments and retained interests				(6,045)
Reclassification for net realized losses
on investments recorded in operations				33,249
Noncredit-related impairment losses on
securities not expected to be sold				(82,194)
Accretion of securities with noncredit-related
impairment losses not expected to be sold				32
Net unrealized losses on derivative instruments				(45,990)
Other comprehensive loss				(100,948)			(100,948)
Total comprehensive loss							(256,230)
Subordinated debt converted to preferred stock	27,757						27,757
Preferred stock redemption			(152)				(152)
Dividends on preferred stock	5,235		(26,603)				(21,368)
Issuance of common stock		187,518					187,518
Net stock issued under employee
plans and related tax benefits		6,842					6,842
Dividends on common stock, $.01 per share			(1,258)				(1,258)
Change in deferred compensation					(1,080)		(1,080)
Other changes in noncontrolling interests						(94)	(94)
Balance, September 30, 2009	$1,524,722	$2,974,256	$1,487,707	$(469,112)	$(15,218)	$21,533	$5,523,888

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 17
INVESTMENT SECURITIES PORTFOLIO
ASSET-BACKED SECURITIES CLASSIFIED AT HIGHEST CREDIT RATING*
As of September 30, 2009
(Unaudited)			Net		Net
			unrealized		unrealized
			gains (losses)		gains (losses)	Estimated
	Par	Amortized	recognized	Carrying	not recognized	fair
(In thousands)	value	cost	in OCI 1	value	in OCI 1	value

HELD-TO-MATURITY:
Municipal securities	$613,428	$610,661	$-	$610,661	$4,917	$615,578
Asset-backed securities:
Trust preferred securities – predominantly bank
A rated	1,378	1,378	(71)	1,307	(183)	1,124
A rated – OTTI	551	549	(104)	445	4	449
Noninvestment grade	87,820	87,667	(10,658)	77,009	(23,648)	53,361
	89,749	89,594	(10,833)	78,761	(23,827)	54,934
Trust preferred securities – predominantly insurance
A rated	10,000	10,000	(1,311)	8,689	(880)	7,809
BBB rated	16,699	16,699	(1,876)	14,823	(1,719)	13,104
Noninvestment grade	149,000	149,000	(11,544)	137,456	(11,096)	126,360
	175,699	175,699	(14,731)	160,968	(13,695)	147,273
Other
AAA rated	4,240	4,059	(86)	3,973	(180)	3,793
A rated	3,702	3,140	(967)	2,173	546	2,719
BBB rated	18,000	16,624	(54)	16,570	(8,819)	7,751
Noninvestment grade – OTTI/PIK’d 2	12,413	8,481	(4,582)	3,899	(231)	3,668
	38,355	32,304	(5,689)	26,615	(8,684)	17,931
Other debt securities	100	100	-	100	(2)	98
	917,331	908,358	(31,253)	877,105	(41,291)	835,814

AVAILABLE-FOR-SALE:
U.S. Treasury securities	41,153	40,631	645	41,276		41,276
U.S. Government agencies and corporations:
Agency securities	242,958	243,371	6,006	249,377		249,377
Agency guaranteed mortgage-backed securities	385,516	386,417	11,929	398,346		398,346
Small Business Administration loan-backed securities	753,296	799,313	(18,859)	780,454		780,454
Municipal securities	247,857	241,214	4,986	246,200		246,200
Asset-backed securities:
Trust preferred securities – predominantly bank
AAA rated	80,290	79,555	(12,092)	67,463		67,463
AA rated	530,750	380,951	28	380,979		380,979
A rated	316,935	307,840	(96,296)	211,544		211,544
A rated – OTTI	50,000	45,615	(18,286)	27,329		27,329
BBB rated	163,696	139,492	(33,861)	105,631		105,631
Not rated	229	-	-	-		-
Noninvestment grade	40,380	34,248	(10,901)	23,347		23,347
Noninvestment grade – OTTI/PIK’d 2	943,389	824,506	(540,574)	283,932		283,932
	2,125,669	1,812,207	(711,982)	1,100,225		1,100,225
Trust preferred securities – predominantly insurance
AAA rated	5,332	5,332	(112)	5,220		5,220
AA rated	104,149	95,783	(540)	95,243		95,243
Not rated	791	-	-	-		-
Noninvestment grade	194,473	194,562	(27,107)	167,455		167,455
	304,745	295,677	(27,759)	267,918		267,918
Trust preferred securities – single banks
A rated	1,000	1,006	(49)	957		957
Not rated	25,000	25,003	(2,796)	22,207		22,207
	26,000	26,009	(2,845)	23,164		23,164
Trust preferred securities – real estate investment trusts
Noninvestment grade	25,000	16,191	(2,903)	13,288		13,288
Noninvestment grade – OTTI/PIK’d 2	70,000	51,375	(37,562)	13,813		13,813
	95,000	67,566	(40,465)	27,101		27,101
Auction rate securities
AAA rated	174,350	160,410	(2,030)	158,380		158,380
A rated	4,300	1,825	1,183	3,008		3,008
BBB rated	3,000	2,871	5	2,876		2,876
	181,650	165,106	(842)	164,264		164,264
Other
AAA rated	50,395	48,454	(11,224)	37,230		37,230
AA rated	3,318	1,889	578	2,467		2,467
A rated	51,075	49,332	(18,699)	30,633		30,633
BBB rated	2,192	710	(93)	617		617
Noninvestment grade	9,848	6,695	(2,042)	4,653		4,653
Noninvestment grade – OTTI/PIK’d 2	95,012	39,438	(21,052)	18,386		18,386
	211,840	146,518	(52,532)	93,986		93,986
	4,615,684	4,224,029	(831,718)	3,392,311		3,392,311
Other securities:
Mutual funds and stock	154,770	154,770	11	154,781		154,781
	4,770,454	4,378,799	(831,707)	3,547,092		3,547,092
Total	$5,687,785	$5,287,157	$(862,960)	$4,424,197	$(41,291)	$4,382,906

* Ratings categories include entire range. For example, “A rated” includes A+, A and A-. Split rated securities with more than one rating are categorized at the highest rating level.

1 Other comprehensive income. All amounts reported are pretax.
2 Consists of securities determined to have Other Than Temporary Impairment (“OTTI”) and/or securities whose most recent interest payment was capitalized as opposed to being paid in cash, as permitted under the terms of the security. This capitalization feature is known as Payment In Kind (“PIK”) and where exercised the security is called PIK’d.

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 18
INVESTMENT SECURITIES PORTFOLIO
ASSET-BACKED SECURITIES CLASSIFIED AT LOWEST CREDIT RATING*
As of September 30, 2009
(Unaudited)			Net		Net
			unrealized		unrealized
			gains (losses)		gains (losses)	Estimated
	Par	Amortized	recognized	Carrying	not recognized	fair
(In thousands)	value	cost	in OCI 1	value	in OCI 1	value

HELD-TO-MATURITY:
Municipal securities	$613,428	$610,661	$-	$610,661	$4,917	$615,578
Asset-backed securities:
Trust preferred securities – predominantly bank
Noninvestment grade	89,198	89,045	(10,729)	78,316	(23,831)	54,485
Noninvestment grade – OTTI	551	549	(104)	445	4	449
	89,749	89,594	(10,833)	78,761	(23,827)	54,934
Trust preferred securities – predominantly insurance
Noninvestment grade	175,699	175,699	(14,731)	160,968	(13,695)	147,273
	175,699	175,699	(14,731)	160,968	(13,695)	147,273
Other
A rated	4,240	4,059	(86)	3,973	(180)	3,793
Noninvestment grade	21,702	19,764	(1,021)	18,743	(8,273)	10,470
Noninvestment grade – OTTI/PIK’d 2	12,413	8,481	(4,582)	3,899	(231)	3,668
	38,355	32,304	(5,689)	26,615	(8,684)	17,931
Other debt securities	100	100	-	100	(2)	98
	917,331	908,358	(31,253)	877,105	(41,291)	835,814

AVAILABLE-FOR-SALE:
U.S. Treasury securities	41,153	40,631	645	41,276		41,276
U.S. Government agencies and corporations:
Agency securities	242,958	243,371	6,006	249,377		249,377
Agency guaranteed mortgage-backed securities	385,516	386,417	11,929	398,346		398,346
Small Business Administration loan-backed securities	753,296	799,313	(18,859)	780,454		780,454
Municipal securities	247,857	241,214	4,986	246,200		246,200
Asset-backed securities:
Trust preferred securities – predominantly bank
AA rated	46,831	46,462	(5,689)	40,773		40,773
A rated	116,123	89,691	1,119	90,810		90,810
BBB rated	255,061	179,518	18,405	197,923		197,923
Not rated	229	-	-	-		-
Noninvestment grade	714,035	626,415	(166,956)	459,459		459,459
Noninvestment grade – OTTI/PIK’d 2	993,390	870,121	(558,861)	311,260		311,260
	2,125,669	1,812,207	(711,982)	1,100,225		1,100,225
Trust preferred securities – predominantly insurance
AAA rated	5,332	5,332	(112)	5,220		5,220
AA rated	72,149	65,122	1,774	66,896		66,896
A rated	32,000	30,661	(2,314)	28,347		28,347
Not rated	791	-	-	-		-
Noninvestment grade	194,473	194,562	(27,107)	167,455		167,455
	304,745	295,677	(27,759)	267,918		267,918
Trust preferred securities – single banks
A rated	1,000	1,006	(49)	957		957
Not rated	25,000	25,003	(2,796)	22,207		22,207
	26,000	26,009	(2,845)	23,164		23,164
Trust preferred securities – real estate investment trusts
Noninvestment grade	25,000	16,191	(2,903)	13,288		13,288
Noninvestment grade – OTTI/PIK’d 2	70,000	51,375	(37,562)	13,813		13,813
	95,000	67,566	(40,465)	27,101		27,101
Auction rate securities
AAA rated	167,550	154,219	(2,014)	152,205		152,205
BBB rated	7,300	4,696	1,187	5,883		5,883
Noninvestment grade	6,800	6,191	(15)	6,176		6,176
	181,650	165,106	(842)	164,264		164,264
Other
AAA rated	10,975	9,516	840	10,356		10,356
AA rated	37,514	37,441	(12,343)	25,098		25,098
A rated	50,089	48,147	(18,439)	29,708		29,708
BBB rated	2,192	710	(93)	617		617
Noninvestment grade	16,058	11,266	(1,445)	9,821		9,821
Noninvestment grade – OTTI/PIK’d 2	95,012	39,438	(21,052)	18,386		18,386
	211,840	146,518	(52,532)	93,986		93,986
	4,615,684	4,224,029	(831,718)	3,392,311		3,392,311
Other securities:
Mutual funds and stock	154,770	154,770	11	154,781		154,781
	4,770,454	4,378,799	(831,707)	3,547,092		3,547,092
Total	$5,687,785	$5,287,157	$(862,960)	$4,424,197	$(41,291)	$4,382,906

* Ratings categories include entire range. For example, “A rated” includes A+, A and A-. Split rated securities with more than one rating are categorized at the lowest rating level.

1 Other comprehensive income. All amounts reported are pretax.
2 Consists of securities determined to have Other Than Temporary Impairment (“OTTI”) and/or securities whose most recent interest payment was capitalized as opposed to being paid in cash, as permitted under the terms of the security. This capitalization feature is known as Payment In Kind (“PIK”) and where exercised the security is called PIK’d.

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 19

Loan Balances By Portfolio Type
(Unaudited)
	September 30,	June 30,	March 31,	December 31,	September 30,
(In millions)	2009	2009	2009	2008	2008

Commercial lending:
Commercial and industrial	$10,124	$10,588	$10,958	$11,447	$11,351
Leasing	449	423	401	431	451
Owner occupied	8,745	8,782	8,769	8,743	8,782
Total commercial lending	19,318	19,793	20,128	20,621	20,584

Commercial real estate:
Construction and land development	6,087	6,848	7,265	7,516	7,812
Term	7,279	6,795	6,559	6,196	6,079
Total commercial real estate	13,366	13,643	13,824	13,712	13,891

Consumer:
Home equity credit line	2,114	2,086	2,058	2,005	1,899
1-4 family residential	3,698	3,781	3,817	3,877	3,892
Construction and other consumer real estate	537	599	666	774	769
Bankcard and other revolving plans	333	344	327	374	360
Other	343	342	358	385	411
Total consumer	7,025	7,152	7,226	7,415	7,331

Foreign loans	74	67	43	43	70

FDIC-supported assets 1	2,025	875	836
Total loans	$41,808	$41,530	$42,057	$41,791	$41,876

1 FDIC-supported assets represent assets acquired from the FDIC subject to loss sharing agreements and include expected reimbursements from the FDIC of approximately $363 million.

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 20

Nonperforming Lending Related Assets
(Unaudited)

(In thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008

Nonaccrual loans	$1,811,827	$1,628,700	$1,421,279	$946,583	$765,522
Other real estate owned	359,187	293,857	226,634	191,792	156,817
Nonperforming assets, excluding FDIC-supported assets	2,171,014	1,922,557	1,647,913	1,138,375	922,339
FDIC-supported assets 1	599,272	136,775	106,910	-	-
Total nonperforming assets	$2,770,286	$2,059,332	$1,754,823	$1,138,375	$922,339

Ratio of nonperforming assets, excluding FDIC-supported assets,
to net loans and leases 2 and other real estate owned	5.40%	4.68%	3.96%	2.71%	2.19%

Ratio of nonperforming assets to net loans and leases 2
and other real estate owned	6.56%	4.91%	4.14%	2.71%	2.19%

Accruing loans past due 90 days or more, excluding
FDIC-supported assets	$186,519	$178,300	$88,035	$129,567	$97,831
FDIC-supported assets past due 90 days or more	35,553	18,231	24,365	-	-

Ratio of accruing loans past due 90 day or more, excluding
FDIC-supported assets, to net loans and leases	0.47%	0.44%	0.21%	0.31%	0.23%

Ratio of accruing loans past due 90 day or more to net
loans and leases	0.53%	0.47%	0.27%	0.31%	0.23%

Accruing loans past due 30 - 89 days, excluding
FDIC-supported assets	$571,399	$495,527	$740,754	$528,964	$420,057
FDIC-supported assets past due 30 - 89 days	74,142	26,144	40,066	-	-

Restructured loans included in nonaccrual loans	$107,126	$100,590	$5,363	$16,279	$-
Restructured loans on accrual	114,159	37,091	15,333	2,086	2,103

1 FDIC-supported assets represent assets acquired from the FDIC subject to a loss sharing agreement.
2 Includes loans held for sale.

Allowance and Reserve for Credit Losses
(Unaudited)
	Three Months Ended
(In thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008
Allowance for Loan Losses
Balance at beginning of period	$1,248,055	$832,878	$686,999	$609,433	$548,958
Allowance associated with purchased
securitized loans and loans sold	-	-	-	30	(804)
Add:
Provision for losses	565,930	762,654	297,624	285,189	156,606
Deduct:
Loan and lease charge-offs	(389,134)	(353,226)	(157,691)	(185,317)	(100,241)
Recoveries	7,864	5,749	5,946	5,601	4,914
Net loan and lease charge-offs	(381,270)	(347,477)	(151,745)	(179,716)	(95,327)
Reclassification to reserve for unfunded
lending commitments	-	-	-	(27,937)	-
Balance at end of period	$1,432,715	$1,248,055	$832,878	$686,999	$609,433

Ratio of allowance for loan losses to net loans
and leases, excluding FDIC-supported assets,
outstanding at period end	3.61%	3.08%	2.03%	1.65%	1.46%

Ratio of allowance for loan losses to nonperforming
loans, excluding FDIC-supported assets, at period end	79.08%	76.63%	58.60%	72.58%	79.61%

Reserve for Unfunded Lending Commitments
Balance at beginning of period	$60,688	$52,761	$50,934	$23,574	$26,838
Reclassification from allowance for loan losses	-	-	-	27,937	-
Provision charged (credited) against earnings	36,537	7,927	1,827	(577)	(3,264)
Balance at end of period	$97,225	$60,688	$52,761	$50,934	$23,574

Total Allowance and Reserve for Credit Losses
Allowance for loan losses	$1,432,715	$1,248,055	$832,878	$686,999	$609,433
Reserve for unfunded lending commitments	97,225	60,688	52,761	50,934	23,574
Total allowance and reserve for credit losses	$1,529,940	$1,308,743	$885,639	$737,933	$633,007

Ratio of total allowance and reserve for credit losses
to net loans and leases outstanding, excluding
FDIC-supported assets, at period end	3.86%	3.23%	2.16%	1.77%	1.52%

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 21

Nonaccrual Loans By Portfolio Type
(Excluding FDIC-Supported Assets)
(Unaudited)
	September 30,	June 30,	March 31,	December 31,	September 30,
(In millions)	2009	2009	2009	2008	2008

Loans held for sale	$-	$18	$18	$30	$-

Commercial lending:
Commercial and industrial	231	200	204	148	94
Leasing	10	10	9	8	2
Owner occupied	357	282	247	158	114
Total commercial lending	598	492	460	314	210

Commercial real estate:
Construction and land development	839	826	716	458	464
Term	221	126	76	44	26
Total commercial real estate	1,060	952	792	502	490

Consumer:
Home equity credit line	8	6	4	4	2
1-4 family residential	101	113	91	49	34
Construction and other consumer real estate	42	45	52	44	28
Bankcard and other revolving plans	1	1	1	1	-
Other	2	2	3	3	2
Total consumer	154	167	151	101	66
Total nonaccrual loans	$1,812	$1,629	$1,421	$947	$766

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 22
CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES
(Unaudited)
	Three Months Ended			Three Months Ended
	September 30, 2009			June 30, 2009
(In thousands)	Average	Amount of	Average	Average	Amount of	Average
	balance	interest 1	rate	balance	interest 1	rate
ASSETS
Money market investments	$1,861,523	$1,195	0.25%	$1,944,332	$1,543	0.32%
Securities:
Held-to-maturity	914,648	13,797	5.98%	1,491,322	18,284	4.92%
Available-for-sale	3,749,566	26,275	2.78%	3,336,239	29,717	3.57%
Trading account	94,658	842	3.53%	79,554	823	4.15%
Total securities	4,758,872	40,914	3.41%	4,907,115	48,824	3.99%

Loans held for sale	194,596	2,434	4.96%	256,253	3,082	4.82%

Loans:
Net loans and leases excluding FDIC-supported assets 2	40,246,789	570,652	5.63%	40,991,516	579,070	5.67%
FDIC-supported assets	1,888,642	22,562	4.74%	919,424	10,921	4.76%
Total loans and leases	42,135,431	593,214	5.59%	41,910,940	589,991	5.65%
Total interest-earning assets	48,950,422	637,757	5.17%	49,018,640	643,440	5.26%
Cash and due from banks	1,187,594			1,236,641
Allowance for loan losses	(1,317,078)			(876,064)
Goodwill	1,017,387			1,017,382
Core deposit and other intangibles	126,614			125,768
Other assets	3,635,121			3,547,787
Total assets	$53,600,060			$54,070,154

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$5,162,852	$5,262	0.40%	$4,931,024	$5,292	0.43%
Money market	17,538,319	49,292	1.12%	17,787,662	59,657	1.35%
Time under $100,000	2,954,680	16,612	2.23%	2,942,319	19,254	2.62%
Time $100,000 and over	4,363,017	22,690	2.06%	4,628,867	28,475	2.47%
Foreign	1,901,789	3,478	0.73%	1,972,503	4,848	0.99%
Total interest-bearing deposits	31,920,657	97,334	1.21%	32,262,375	117,526	1.46%
Borrowed funds:
Securities sold, not yet purchased	45,866	590	5.10%	47,804	637	5.34%
Federal funds purchased and security
repurchase agreements	1,708,888	1,207	0.28%	2,047,532	1,591	0.31%
Commercial paper	1,224	3	0.97%	2,589	10	1.55%
FHLB advances and other borrowings:
One year or less	46,741	525	4.46%	150,960	1,423	3.78%
Over one year	18,854	228	4.80%	35,777	476	5.34%
Long-term debt	2,231,623	55,865	9.93%	2,717,284	22,345	3.30%
Total borrowed funds	4,053,196	58,418	5.72%	5,001,946	26,482	2.12%
Total interest-bearing liabilities	35,973,853	155,752	1.72%	37,264,321	144,008	1.55%
Noninterest-bearing deposits	11,428,774			10,696,423
Other liabilities	517,199			480,256
Total liabilities	47,919,826			48,441,000
Shareholders’ equity:
Preferred equity	1,514,675			1,587,752
Common equity	4,142,749			4,016,134
Controlling interest shareholders’ equity	5,657,424			5,603,886
Noncontrolling interests	22,810			25,268
Total shareholders’ equity	5,680,234			5,629,154
Total liabilities and shareholders’ equity	$53,600,060			$54,070,154

Spread on average interest-bearing funds			3.45%			3.71%
Taxable-equivalent net interest income and
net yield on interest-earning assets		$482,005	3.91%		$499,432	4.09%

1 Taxable-equivalent rates used where applicable.
2 Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 23
CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES
(Unaudited)
	Nine Months Ended			Nine Months Ended
	September 30, 2009			September 30, 2008
(In thousands)	Average	Amount of	Average	Average	Amount of	Average
	balance	interest 1	rate	balance	interest 1	rate
ASSETS
Money market investments	$2,251,822	$6,114	0.36%	$1,765,932	$40,608	3.07%
Securities:
Held-to-maturity	1,394,335	60,627	5.81%	1,385,803	69,153	6.67%
Available-for-sale	3,247,096	80,277	3.31%	3,502,132	130,857	4.99%
Trading account	76,914	2,236	3.89%	40,942	1,277	4.17%
Total securities	4,718,345	143,140	4.06%	4,928,877	201,287	5.46%

Loans held for sale	231,662	8,272	4.77%	186,940	7,632	5.45%

Loans:
Net loans and leases excluding FDIC-supported assets 2	40,869,880	1,728,742	5.66%	40,467,491	2,016,914	6.66%
FDIC-supported assets	1,109,356	40,526	4.88%	-	-
Total loans and leases	41,979,236	1,769,268	5.63%	40,467,491	2,016,914	6.66%
Total interest-earning assets	49,181,065	1,926,794	5.24%	47,349,240	2,266,441	6.39%
Cash and due from banks	1,262,255			1,387,584
Allowance for loan losses	(971,468)			(518,840)
Goodwill	1,227,331			2,009,501
Core deposit and other intangibles	126,380			138,711
Other assets	3,524,476			3,132,318
Total assets	$54,350,039			$53,498,514

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$4,876,646	$16,353	0.45%	$4,472,175	$27,530	0.82%
Money market	17,602,491	177,703	1.35%	13,203,878	247,321	2.50%
Time under $100,000	2,999,739	57,659	2.57%	2,589,543	72,339	3.73%
Time $100,000 and over	4,580,349	84,651	2.47%	4,243,922	122,454	3.85%
Foreign	2,075,197	15,726	1.01%	3,314,535	69,726	2.81%
Total interest-bearing deposits	32,134,422	352,092	1.46%	27,824,053	539,370	2.59%
Borrowed funds:
Securities sold, not yet purchased	42,425	1,666	5.25%	32,608	1,140	4.67%
Federal funds purchased and security
repurchase agreements	2,027,743	4,648	0.31%	2,864,224	49,021	2.29%
Commercial paper	2,391	27	1.51%	142,771	4,131	3.86%
FHLB advances and other borrowings:
One year or less	374,349	5,665	2.02%	4,980,487	104,215	2.80%
Over one year	60,458	2,507	5.54%	128,513	5,521	5.74%
Long-term debt	2,534,627	98,082	5.17%	2,472,355	82,097	4.44%
Total borrowed funds	5,041,993	112,595	2.99%	10,620,958	246,125	3.10%
Total interest-bearing liabilities	37,176,415	464,687	1.67%	38,445,011	785,495	2.73%
Noninterest-bearing deposits	10,682,344			9,074,345
Other liabilities	543,197			588,846
Total liabilities	48,401,956			48,108,202
Shareholders’ equity:
Preferred equity	1,561,776			254,270
Common equity	4,361,059			5,106,750
Controlling interest shareholders’ equity	5,922,835			5,361,020
Noncontrolling interests	25,248			29,292
Total shareholders’ equity	5,948,083			5,390,312
Total liabilities and shareholders’ equity	$54,350,039			$53,498,514

Spread on average interest-bearing funds			3.57%			3.66%
Taxable-equivalent net interest income and
net yield on interest-earning assets		$1,462,107	3.97%		$1,480,946	4.18%

1 Taxable-equivalent rates used where applicable.
2 Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 24

Capital Ratios
(Unaudited)
	September 30,	June 30,	September 30,
	2009	2009	2008

Tangible common equity ratio	5.43%	5.66%	6.05%
Tangible equity ratio	8.39%	8.59%	6.66%

Risk-based capital ratios1:
Tier 1 common to risk-weighted assets	6.10%	6.08%	6.58%
Tier 1 risk-based capital	9.74%	9.66%	8.07%
Total risk-based capital	12.91%	12.87%	12.30%

1 Ratios for September 30, 2009 are estimates.

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